UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

Commission File Number: 000-50502

PREMIER ALLIANCE GROUP, INC
(Exact Name of registrant as Specified in Its Charter)

Delaware	20-0443575
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
4521 Sharon Road
Suite 300
Charlotte, North Carolina 28211
(Address of principal executive offices)

(704) 521-8077
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to Section 14 of the Securities and Exchange Act of 1934 and Regulation 14C, a Corporate Action was taken without a meeting upon the written consent of the holders of a majority of the outstanding voting stock of the Company.  An Information Statement was mailed on or about April 9, 2012 to stockholders of the Company as of the close of business on March 23, 2012.  The Company’s Board of Directors along with the holders of a majority of the outstanding voting stock have approved the Corporate Action, which will increase the authorized Common Stock from 45,000,000 shares to 90,000,000 shares and the authorized Preferred Stock from 5,000,000 to 10,000,000 shares.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

3.1           Amendment to Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PREMIER ALLIANCE GROUP, INC.
(Registrant)
DATE: May 01, 2012	By:	/s/ Mark S. Elliott
Mark S. Elliott
CEO